Related-party transactions	12 Months Ended
Dec. 31, 2021
Related party transactions [abstract]
Related-party transactions
39 Related-party transactions
Information about material related-party transactions of the Rio Tinto Group is set out below.
Subsidiary companies and joint operations
Details of investments in principal subsidiary companies are disclosed in note 32. Information relating to joint operations can be found in note 33.
Equity accounted units
Transactions and balances with equity accounted units are summarised below. Purchases, trade and other receivables, and trade and other payables relate largely to amounts charged by equity accounted units for toll processing of alumina and purchasing of bauxite and aluminium. Sales relate largely to sales of alumina to equity accounted units for smelting into aluminium.

	Note	2021 US$m	2020 US$m	2019 US$m
Income statement items
Purchases from equity accounted units		(1,167)	(960)	(1,155)
Sales to equity accounted units		432	271	268

Cash flow statement items
Dividends from equity accounted units		1,431	594	669
Net receipts/(funding) from/of equity accounted units		6	(43)	(33)

Balance sheet items
Investments in equity accounted units(a)	15	3,504	3,764	3,971
Loans to equity accounted units	19	—	41	39
Trade and other receivables: amounts due from equity accounted units(b)	18	251	251	259
Trade and other payables: amounts due to equity accounted units	24	(253)	(241)	(271)
(a)Investments in equity accounted units include quasi equity loans. Further information about investments in equity accounted units is set out in notes 34 and 35.
(b)This includes prepayments of tolling charges.

Pension funds
Information relating to pension fund arrangements is set out in note 42.
Directors and key management
Details of directors’ and key management’s remuneration are set out in note 37.